UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported)
May 21, 2015
Kronos Worldwide, Inc.
(Exact name of registrant as specified in its charter)
Delaware	1-31763	76-0294959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas		75240-2697
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code
(972) 233-1700

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On May 21, 2015, the registrant, Deutsche Bank AG New York Branch ("DB"), as administrative agent under the registrant's Credit Agreement dated as of February 18, 2014 ("Credit Agreement"), and the lenders a party thereto entered into the First Amendment to Credit Agreement (the "First Amendment").  At the time of the First Amendment, an aggregate $346,500,000.00 principal amount was outstanding under the Credit Agreement.  As a result of the First Amendment:

(a)
the applicable margin on outstanding LIBOR-based borrowings under the Credit Agreement was reduced from 3.75% to 3.00%, and the applicable margin on outstanding Base Rate-based borrowings under the Credit Agreement was reduced from 2.75% to 2.00%; and

(b)
in the event the registrant elects to call all or any portion of the outstanding principal amount under the Credit Agreement, as amended, within six months of the effective date of the First Amendment, the registrant shall pay a call premium in the amount of 1.00% of the aggregate principal amount so prepaid.

The description herein of the First Amendment is qualified in its entirety, and the terms thereof are incorporated herein, by reference to the First Amendment to Credit Agreement dated May 21, 2015 among the registrant, Deutsche Bank AG New York Branch, as Administrative Agent, and the lenders a party thereto, filed as Exhibit 10.1 to this Form 8-K.

The First Amendment is incorporated herein by reference to provide information regarding its terms. The First Amendment is not intended to provide any other factual information about the matters covered therein.  The First Amendment contains representations and warranties the parties thereto made to, and solely for, the benefit of each other and not for the benefit of any other party.  Accordingly, investors and stockholders should not rely on those representations and warranties as characterizations of the actual state of the facts, since they were made only as of the date of the First Amendment and the closing, and may merely reflect agreed-upon allocation of risk among the parties to the First Amendment.   Moreover, information concerning the subject matter of those representations and warranties may change subsequent to the date of the First Amendment or the closing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	Item No.	Exhibit Index

	10.1	First Amendment to Credit Agreement dated May 21, 2015 among the registrant, Deutsche Bank AG New York Branch, as Administrative Agent, and the lenders a party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRONOS WORLDWIDE, INC.
(Registrant)

By: /s/ Gregory M. Swalwell
Date: May 21, 2015	Gregory M. Swalwell Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Item No.	Exhibit Index

10.1	First Amendment to Credit Agreement dated May 21, 2015 among the registrant, Deutsche Bank AG New York Branch, as Administrative Agent, and the lenders a party thereto.